UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2004

BIG LOTS, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	1-8897 (Commission File Number)	06-1119097 (I.R.S. Employer Identification No.)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio (Address of principal executive office)		43228-5311 (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Item 1. Changes in Control of Registrant.	Not applicable

Item 2. Acquisition or Disposition of Assets.	Not applicable

Item 3. Bankruptcy or Receivership.	Not applicable

Item 4. Changes in Registrant’s Certifying Accountant.	Not applicable

Item 5. Other Events and Regulation FD Disclosure.

On August 18, 2004, Big Lots, Inc. (“Company”) issued a press release and conducted a conference call, both of which announced that the share repurchase program authorized by the Company’s Board of Directors in May 2004 was complete.

Item 6. Resignations of Registrant’s Directors.	Not applicable

Item 7. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit
Number	Description
99.1	Press release, dated August 18, 2004, issued by Big Lots, Inc.

99.2	Transcript of the Big Lots, Inc. second quarter conference call dated August 18, 2004.

Item 8. Change in Fiscal Year.	Not applicable

Item 9. Regulation FD Disclosure.	Not applicable

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.	Not applicable

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.	Not applicable

Item 12. Results of Operations and Financial Condition.

On August 18, 2004, the Company issued a press release and conducted a conference call, both of which reported the Company’s results of operations for the quarter ended July 31, 2004. Additionally, the Company announced that the share repurchase program authorized by the Company’s Board of Directors in May 2004 was complete.

The press release and conference call both included “non-GAAP financial measures” as that term is defined by Regulation G and Item 10 of Regulation S-K of the Securities Exchange Act of 1934 (“Exchange Act”). Specifically, the following non-GAAP financial measures were included in the second quarter and year-to-date results for fiscal 2003: (i) adjusted selling and administrative expenses; (ii) adjusted operating profit (loss); (iii) adjusted income (loss) before income taxes; (iv) adjusted income tax (benefit) expense; (v) adjusted net income (loss); and (vi) adjusted income (loss) per share, basic and diluted.

These non-GAAP financial measures exclude from the directly comparable GAAP measures an after-tax charge of $6.4 million related to the settlement of class action lawsuits. As required by Regulation G and Item 10 of Regulation S-K of the Exchange Act, the press release, as referenced in the conference call, contained a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

The Company’s management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring the Company’s operating performance, excluding special items included in the most directly comparable GAAP financial measure, that management believes is more indicative of the Company’s on-going operating results and financial condition. Further, management believes that investors should have an opportunity to consider the Company’s results of operations and financial condition in the absence of this settlement charge that management does not anticipate incurring in the future and which is inconsistent with the Company’s historical results. The Company’s management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating the Company’s operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Current Report on Form 8-K are copies of the Company’s August 18, 2004 press release (Exhibit 99.1), and the transcript of the Company’s second quarter conference call (Exhibit 99.2). The information in Exhibits 99.1 and 99.2 is being furnished, not filed, under Items 5 and 12 of this Current Report on Form 8-K. By furnishing the information in this Current Report on Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Current Report or the exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.
By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Vice President, General Counsel and Corporate Secretary

Date: August 20, 2004